Exhibit 23.1

Independent Auditors’ Consent

The Board of Directors
Validian Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/ KPMG LLP

     KPMG LLP

Chartered Accountants

Ottawa, Canada

May 28, 2004

85